Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 1 of 18)

--------------------------------------------------------------------------------

THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------

Home Loan Group I (as of the Statistical Cut-off Date)

           Total Number of Loans:                                             2,981

           Initial Principal Balance:                                  $120,257,111

           Average Loan Balance:                                            $40,341

           WA Home Loan Rate:                                               13.554%
              Range of Home Loan Rates:                          (10.000% - 17.540%)

           WA Remaining Term (months):                                         227
              Range of Remaining Terms:                                  (34 - 293)

           WA Original Term (months):                                          250
              Range of Original Terms:                                   (60 - 301)

           Credit Score:
                 WA                                                             682
                 < 640                                                        2.68%
                 640 - 679                                                   46.73%
                 680 - 719                                                   40.55%
                 >= 720                                                      10.04%

           Debt-to-Income Ratio:
                 WA                                                          39.45%
                 >45%                                                        19.11%

           Combined LTV:
                 WA                                                         117.96%
                 > 100%                                                      96.33%

           Geographic Concentration:                                     CA: 28.95%
           (as a Percentage of Loan Type)                                 MD: 6.45%
           (States not listed account for                                 NY: 5.16%
           less than 5% of the aggregate
           principal balance of the category)



Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 2 of 18)


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


Loan Group I

             Home Loan Rates

                Range of          Number of        Statistical     Percentage of
                                                  Cut-off Date
             Loan Rates (%)       Home Loans    Principal Balance    Home Loan
                                                                            Pool
           ---------------------------------------------------------------------
             9.501 to 10.000                 1             $31,498         0.03%
            10.001 to 10.500                 3              71,903         0.06%
            10.501 to 11.000                 8             297,602         0.25%
            11.001 to 11.500                52           2,105,991         1.75%
            11.501 to 12.000               294          12,422,821        10.33%
            12.001 to 12.500               268          11,572,509         9.62%
            12.501 to 13.000               585          25,529,342        21.23%
            13.001 to 13.500               283          11,611,589         9.66%
            13.501 to 14.000               609          24,200,526        20.12%
            14.001 to 14.500               267          10,574,912         8.79%
            14.501 to 15.000               276          10,657,917         8.86%
            15.001 to 15.500               102           3,636,220         3.02%
            15.501 to 16.000               171           5,656,278         4.70%
            16.001 to 16.500                38           1,216,931         1.01%
            16.501 to 17.000                20             554,354         0.46%
            17.001 to 17.500                 3              96,839         0.08%
            17.501 to 18.000                 1              19,877         0.02%
                                ------------------------------------------------
                  Total                  2,981        $120,257,111       100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 3 of 18)


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

Loan Group I

           Original Home Loan Principal Balances

            Range of Original      Number of      Statistical     Percentage
                                                  Cut-off Date        of
            Home Loan Amounts      Home Loans      Principal      Home Loan
                                                    Balance          Pool
           --------------------  ---------------------------------------------
                        Up to               430       $8,477,509        7.05%
               $25,000.00
              $25,000.01 to               1,865       69,048,246       57.42%
               $50,000.00
              $50,000.01 to                 617       36,894,569       30.68%
               $75,000.00
              $75,000.01 to                  69        5,836,788        4.85%
               $100,000.00
                                 ---------------------------------------------
                  Total                   2,981     $120,257,111      100.00%



           Current Home Loan Principal Balances

            Range of Current       Number of      Statistical     Percentage
                                                  Cut-off Date        of
            Home Loan Amounts      Home Loans      Principal      Home Loan
                                                    Balance          Pool
           --------------------  ---------------------------------------------
                        Up to               489       $9,781,101        8.13%
               $25,000.00
              $25,000.01 to               1,856       70,072,233       58.27%
               $50,000.00
              $50,000.01 to                 573       34,989,997       29.10%
               $75,000.00
              $75,000.01 to                  63        5,413,779        4.50%
               $100,000.00
                                 ---------------------------------------------
                  Total                   2,981     $120,257,111      100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 4 of 18)


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


Loan Group I

           Combined Loan-to-Value Ratios

            Range of Combined    Number of Home   Statistical    Percentage of
                                                  Cut-off Date
              Loan-to-Value        Home Loans      Principal       Home Loan
               Ratios (%)                           Balance          Pool
           --------------------  ----------------------------------------------
             50.01 to 60.00                   2          $45,354         0.04%
             60.01 to 70.00                   4          111,814         0.09%
             75.01 to 80.00                  11          341,913         0.28%
             80.01 to 85.00                   5          182,928         0.15%
             85.01 to 90.00                  24          785,170         0.65%
             90.01 to 95.00                  19          676,980         0.56%
             95.01 to 100.00                 70        2,274,812         1.89%
            100.01 to 105.00                162        5,790,873         4.82%
            105.01 to 110.00                299       10,297,410         8.56%
            110.01 to 115.00                396       15,009,668        12.48%
            115.01 to 120.00                589       23,603,576        19.63%
            120.01 to 125.00              1,365       59,627,165        49.58%
            125.00 to 130.00                 35        1,509,447         1.26%
                                 ----------------------------------------------
                  Total                   2,981     $120,257,111       100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 5 of 18)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


Loan Group I

           Months Remaining to Maturity

            Months Remaining       Number of      Statistical    Percentage of
                                                  Cut-off Date
               to Maturity         Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
                 0 to 96                     91       $2,554,998         2.12%
                97 to 108                    97        2,821,455         2.35%
               121 to 144                     3           83,034         0.07%
               145 to 156                   380       13,741,211        11.43%
               157 to 168                   430       15,490,542        12.88%
               169 to 180                    19          626,401         0.52%
               181 to 288                 1,951       84,602,986        70.35%
               289 to 300                    10          336,483         0.28%
                                 ----------------------------------------------
                  Total                   2,981     $120,257,111       100.00%

           Year of Origination

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
           Year of Origination     Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
                  1996                        2          $52,419         0.04%
                  1997                       41        1,519,720         1.26%
                  1998                    2,786      113,192,915        94.13%
                  1999                      152        5,492,057         4.57%
                                 ----------------------------------------------
                  Total                   2,981     $120,257,111       100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 6 of 18)


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


Loan Group I

           Geographic Distribution of Mortgaged Properties

                                 Number of      Statistical     Percentage
                                                Cut-off Date        of
                  State          Home Loans      Principal      Home Loan
                                                  Balance          Pool
           -----------------------------------------------------------------
           California                     799       34,819,331       28.95%
           Maryland                       188        7,759,066        6.45%
           New York                       157        6,203,819        5.16%
           Washington                     116        5,350,367        4.45%
           Pennsylvania                   132        5,025,916        4.18%
           Virginia                       123        4,847,627        4.03%
           Florida                        115        4,221,363        3.51%
           Nevada                          99        4,155,764        3.46%
           North Carolina                  95        3,422,774        2.85%
           Oregon                          74        3,420,479        2.84%
           Arizona                         80        3,109,352        2.59%
           Illinois                        74        2,971,269        2.47%
           Michigan                        80        2,774,553        2.31%
           Ohio                            66        2,483,458        2.07%
           Indiana                         69        2,423,184        2.02%
           Other (<2%)                    714       27,268,788       22.68%
                               ---------------------------------------------
                  Total                 2,981     $120,257,111      100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 7 of 18)


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

Loan Group I

           Mortgaged Property Types

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
                Property           Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
           Single Family                  2,883     $116,491,638        96.87%
           Residence
           Condominium                       95        3,631,890         3.02%
           Manufactured                       2           77,061         0.06%
           Housing
           Townhouse                          1           56,522         0.05%
                                 ----------------------------------------------
                  Total                   2,981     $120,257,111       100.00%


           Loan Purpose

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
                 Purpose           Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
           Debt Consolidation             2,896     $117,301,038        97.54%
           Cash Out Refinance                44        1,264,584         1.05%
           Rate/Term Refinance               26        1,130,448         0.94%
           Home Improvement                  12          433,926         0.36%
           Education                          1           32,707         0.03%
           Other                              2           94,406         0.08%
                                 ----------------------------------------------
                  Total                   2,981     $120,257,111       100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 8 of 18)


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


Loan Group I

           Lien Priority

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
              Lien Property        Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------
           First Lien                         4         $216,784         0.18%
           Second Lien                    2,977      120,040,326        99.82%
                                 ----------------------------------------------
                  Total                   2,981     $120,257,111       100.00%



           Debt-to-Income Ratio

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
           Debt-to-Income Ratio    Home Loans      Principal       Home Loan
                    (%)                             Balance          Pool
           --------------------------------------------------------------------
             10.01 to 15.00                   2          $89,938         0.07%
             15.01 to 20.00                  16          538,044         0.45%
             20.01 to 25.00                  92        3,198,666         2.66%
             25.01 to 30.00                 280       10,741,590         8.93%
             30.01 to 35.00                 460       17,893,841        14.88%
             35.01 to 40.00                 746       28,809,622        23.96%
             40.01 to 45.00                 882       36,001,286        29.94%
             45.01 to 50.00                 499       22,753,018        18.92%
             50.01 to 55.00                   4          231,106         0.19%
                                 ----------------------------------------------
                  Total                   2,981     $120,257,111       100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 9 of 18

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


Loan Group I

           Credit Scores

                Range of             Number       Statistical    Percentage of
                                                  Cut-off Date
              Credit Scores        Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
              620 to 639                    108       $3,219,607         2.68%
              640 to 659                    639       22,803,358        18.96%
              660 to 679                    793       33,392,740        27.77%
              680 to 699                    780       33,470,241        27.83%
              700 to 719                    358       15,298,038        12.72%
              720 to 739                    187        7,519,590         6.25%
              740 to 759                     78        3,122,294         2.60%
              760 to 779                     33        1,160,000         0.96%
              780 to 799                      5          271,243         0.23%
                                 ----------------------------------------------
                  Total                   2,981     $120,257,111       100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 10 of 18)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


Loan Group II (as of the Statistical Cut-off Date)

             Total Number of Loans:                                               220

             Initial Principal Balance:                                   $15,348,486

             Average Loan Balance:                                            $69,766

             WA Home Loan Rate:                                               13.122%
                Range of Home Loan Rates:                           (10.500% -16.500%)

             WA Remaining Term (months):                                          247
                Range of Remaining Terms:                                    (60-286)

             WA Original Term (months):                                           270
                Range of Original Terms:                                   (84 - 300)

             Credit Score:
                   WA                                                             691
                   < 640                                                        0.73%
                   640 - 679                                                   28.09%
                   680 - 719                                                   57.91%
                   >= 720                                                      13.27%

             Debt-to-Income Ratio:
                   WA                                                          40.75%
                   >45%                                                        23.47%

             Combined LTV:
                   WA                                                         116.13%
                   > 100%                                                      95.51%

             Geographic Concentration:                                     CA: 62.40%
             (as a Percentage of Loan Type)                                 MD: 6.80%
             (States not listed account for
             less than 5% of the aggregate
             principal balance of the category)

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 11 of 18)


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


Loan Group II

             Home Loan Rates

                Range of           Number of      Statistical    Percentage of
                                                  Cut-off Date
             Loan Rates (%)        Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
            10.001 to 10.500                  1          $78,826         0.51%
            11.001 to 11.500                  7          521,943         3.40%
            11.501 to 12.000                 32        2,136,950        13.92%
            12.001 to 12.500                 29        2,100,721        13.69%
            12.501 to 13.000                 55        4,156,196        27.08%
            13.001 to 13.500                 26        1,817,710        11.84%
            13.501 to 14.000                 36        2,312,857        15.07%
            14.001 to 14.500                 18        1,223,942         7.97%
            14.501 to 15.000                  8          525,317         3.42%
            15.001 to 15.500                  2          193,687         1.26%
            15.501 to 16.000                  5          235,851         1.54%
            16.001 to 16.500                  1           44,484         0.29%
                                 ----------------------------------------------
                  Total                     220      $15,348,486       100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 12 of 18)


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


Loan Group II

           Original Home Loan Principal Balances

            Range of Original      Number of      Statistical     Percentage
                                                  Cut-off Date        of
            Home Loan Amounts      Home Loans      Principal      Home Loan
                                                    Balance          Pool
           --------------------  ---------------------------------------------
                        Up to                 1          $18,441        0.12%
               $25,000.00
              $25,000.01 to                  38        1,622,395       10.57%
               $50,000.00
              $50,000.01 to                 111        7,357,962       47.94%
               $75,000.00
              $75,000.01 to                  70        6,349,687       41.37%
               $100,000.00
                                 ---------------------------------------------
                  Total                     220      $15,348,486      100.00%



           Current Home Loan Principal Balances

            Range of Current       Number of      Statistical     Percentage
                                                  Cut-off Date        of
            Home Loan Amounts      Home Loans      Principal      Home Loan
                                                    Balance          Pool
           --------------------  ---------------------------------------------
                        Up to                 1          $18,441        0.12%
               $25,000.00
              $25,000.01 to                  41        1,766,595       11.51%
               $50,000.00
              $50,000.01 to                 111        7,429,389       48.40%
               $75,000.00
              $75,000.01 to                  67        6,134,061       39.97%
               $100,000.00
                                 ---------------------------------------------
                  Total                     220      $15,348,486      100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 13 of 18)


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.



Loan Group II

           Combined Loan-to-Value Ratios

            Range of Combined    Number of Home    Statistical     Percentage
                                                  Cut-off Date         of
              Loan-to-Value        Home Loans      Principal       Home Loan
               Ratios (%)                           Balance          Pool
           --------------------  ----------------------------------------------
             90.01 to 95.00                   5         $259,702         1.69%
             95.01 to 100.00                  6          428,798         2.79%
            100.01 to 105.00                 16          911,361         5.94%
            105.01 to 110.00                 24        1,498,242         9.76%
            110.01 to 115.00                 51        3,506,794        22.85%
            115.01 to 120.00                 49        3,487,329        22.72%
            120.01 to 125.00                 68        5,187,244        33.80%
            125.00 to 130.00                  1           69,015         0.45%
                                 ----------------------------------------------
                  Total                     220      $15,348,486       100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 14 of 18)


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.



Loan Group II

           Months Remaining to Maturity

            Months Remaining       Number of      Statistical    Percentage of
                                                  Cut-off Date
               to Maturity         Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
                 0 to 96                      4         $257,716         1.68%
                97 to 108                     5          259,493         1.69%
               145 to 156                    12          747,235         4.87%
               157 to 168                    20        1,034,529         6.74%
               181 to 288                   179       13,049,512        85.02%
                                 ----------------------------------------------
                  Total                     220      $15,348,486       100.00%

           Year of Origination

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
           Year of Origination     Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
                  1997                        2         $117,029         0.76%
                  1998                      211       14,856,778        96.80%
                  1999                        7          374,679         2.44%
                                 ----------------------------------------------
                  Total                     220      $15,348,486       100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 15 of 18

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

Loan Group II

           Geographic Distribution of Mortgaged Properties

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
                  State            Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
           California                       135       $9,576,921        62.40%
           Maryland                          16        1,043,285         6.80%
           Virginia                           9          662,184         4.31%
           Washington                         7          573,351         3.74%
           Connecticut                        6          421,119         2.74%
           Arizona                            6          397,010         2.59%
           Florida                            5          319,502         2.08%
           Other (<2%)                       36        2,355,114        15.34%
                                 ----------------------------------------------
                  Total                     220      $15,348,486       100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 16 of 18)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


Loan Group II

           Mortgaged Property Types

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
                Property           Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
           Single Family                    217      $15,122,265        98.53%
           Residence
           Condominium                        2          149,159         0.97%
           PUD                                1           77,062         0.50%
                                 ----------------------------------------------
                  Total                     220      $15,348,486       100.00%


           Loan Purpose

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
                 Purpose           Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
           Debt Consolidation               213      $14,800,842        96.43%
           Home Improvement                   3          236,593         1.54%
           Rate/Term Refinance                2          162,632         1.06%
           Purchase Money                     2          148,419         0.97%
                                 ----------------------------------------------
                  Total                     220      $15,348,486       100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 17 of 18)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


Loan Group II

           Lien Priority

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
              Lien Property        Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
           Second Lien                      220      $15,348,486       100.00%
                                 ----------------------------------------------
                  Total                     220      $15,348,486       100.00%



           Debt-to-Income Ratio

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
           Debt-to-Income Ratio    Home Loans      Principal       Home Loan
                    (%)                             Balance          Pool
           --------------------------------------------------------------------
             15.01 to 20.00                   1          $56,862         0.37%
             20.01 to 25.00                   4          291,716         1.90%
             25.01 to 30.00                  10          625,115         4.07%
             30.01 to 35.00                  36        2,257,709        14.71%
             35.01 to 40.00                  46        3,108,909        20.26%
             40.01 to 45.00                  75        5,406,760        35.23%
             45.01 to 50.00                  46        3,468,284        22.60%
             50.01 to 55.00                   2          133,128         0.87%
                                 ----------------------------------------------
                  Total                     220      $15,348,486       100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 18 of 18)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


Loan Group II

           Credit Scores

                Range of             Number       Statistical    Percentage of
                                                  Cut-off Date
              Credit Scores        Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
              620 to 639                      2         $111,775         0.73%
              640 to 659                     16          798,462         5.20%
              660 to 679                     56        3,513,537        22.89%
              680 to 699                     85        6,500,749        42.35%
              700 to 719                     32        2,387,548        15.56%
              720 to 739                     22        1,609,913        10.49%
              740 to 759                      3          192,497         1.25%
              760 to 779                      3          153,644         1.00%
              780 to 799                      1           80,361         0.52%
                                 ----------------------------------------------
                  Total                     220      $15,348,486       100.00%